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                                                                 EXHIBIT 10Z(ii)

Plan 003


     (4)  Eligibility for New Plans.  (Select if Applicable):

          _____ For new Plans, Employees who have not satisfied the age and/or servive requirements of the Plan, but would otherwise be eligible to participate in the Plan, shall be eligible to participate on the Effective Date.

     (5) Service for Predecessor Employer. (Plan Sec. 1.1((Q)(4)). (Select and Complete if Desired):

          _____ For eligibility purposes, in addition to the predecessor service the Plan must credit by reason of Section
                 1.1(Q)(4), the Plan credits service with the following predecessor employer(s): _________________________

                          3-C Medical, Inc. & Kendall Drug Company
                 ---------------------------------------------------------- .

     (6)  Eligibility Date.  (Plan Sec. 1.1(K))     (Select One):

          Employees satisfying the eligibility requirements of the Plan are eligible for participation

          (a)         semi-annually.
               -----

          (b)    X    quarterly.
               -----

G.   Vesting.   (Discretionary Profit Sharing Contributions)   (Plan Sec. 2.2).
     -------

     (1) The percentage of a Participant's Account Employer Contribution (attributable to discretionary profit sharing contributions) Account to be vested in him or her upon termination of employment prior to retirement shall be:

          Check and complete the desired vesting schedule.

                            Completed Years of Vesting Service

                        1      2      3      4      5      6      7
                      -----  -----  -----  -----  -----  -----  -----


          (a)                100%
               -----  -----

          (b)                       100%
               -----  -----  -----

          (c)                 20%    40%    60%    80%   100%
               -----  -----

          (d)    X                   20%    40%    60%    80%   100%
               -----  -----  -----

          (e)          10%    20%    30%    40%    60%    80%   100%
               -----

          (f)                                     100%
               -----  -----  -----  -----  -----


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